SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP
Effective on or about February 1, 2020, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Sophia Noisten, Associate. Portfolio Manager of the fund. Began managing the fund in 2020.

Effective on or about February 1, 2020, the following information replaces the existing similar disclosure contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectuses.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Sophia Noisten, Associate. Portfolio Manager of the fund. Began managing the fund in 2020.
■	Joined DWS in 2016. Prior to her current role, she completed the graduate training program and interned with the Multi-Asset group.
■	Associate Portfolio Manager for Multi-Asset: New York.
■	BS in Finance and International Business, Georgetown University.

Please Retain This Supplement for Future Reference
January 13, 2020
PROSTKR-139